EXHIBIT A

                            INDEX SERIES OF THE FUND

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NAME OF FUND                                                             EFFECTIVE DATE
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
First Trust Dow Jones Select MicroCap Index(SM) Fund                     October 12, 2010

First Trust Morningstar(R) Dividend Leaders(SM) Index Fund               October 12, 2010

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                     October 12, 2010

First Trust NASDAQ-100-Technology Sector Index(SM) Fund                  October 12, 2010

First Trust US Equity Opportunities Fund                                 October 12, 2010

First Trust NYSE Arca Biotechnology Index Fund                           October 12, 2010

First Trust Capital Strength ETF                                         October 12, 2010

First Trust Dow Jones Internet Index(SM) Fund                            October 12, 2010

First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund               October 12, 2010

First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund              October 12, 2010

First Trust Total US Market AlphaDEX ETF                                 October 12, 2010

First Trust Value Line(R) Dividend Fund                                  October 12, 2010

First Trust S&P REIT Index Fund                                          October 12, 2010

First Trust Natural Gas ETF                                              October 12, 2010

First Trust Water ETF                                                    October 12, 2010

First Trust Chindia ETF                                                  October 12, 2010

First Trust Value Line(R) 100 Exchange-Traded Fund                       October 12, 2010

First Trust NASDAQ(R) ABA Community Bank Index Fund                      October 12, 2010

First Trust Dorsey Wright People's Portfolio ETF                          August 1, 2012

First Trust Dow 30 Equal Weight ETF                                        July 20, 2017

First Trust Lunt U.S. Factor Rotation ETF                                  July 20, 2018
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